UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                      February 19, 2008 (February 12, 2008)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


           MISSOURI                      0-20632                 43-1175538
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                 135 NORTH MERAMEC, CLAYTON, MISSOURI     63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



                                                FIRST BANKS, INC.

                                                TABLE OF CONTENTS

                                                                                                          Page

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT..................................................     1

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET
           ARRANGEMENT OF A REGISTRANT.................................................................     1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS...........................................................     2

SIGNATURE..............................................................................................     3


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 12, 2008, First Banks, Inc. ("First Banks" or the "Company") entered into First and Second Amendments to its existing $125.0 million Secured Credit Agreement with Wells Fargo Bank, National Association, as Agent ("Wells Fargo"), JP Morgan Chase Bank, N.A., LaSalle Bank National Association, The
Northern  Trust  Company,  Union  Bank of  California,  N.A.,  Fifth  Third Bank
(Chicago) and U.S. Bank National Association (collectively, "Amended Secured Credit Agreement"). The terms and conditions of the Secured Credit Agreement, dated August 8, 2007, provide for a $125.0 million revolving credit facility that includes: (i) a $5.0 million subfacility for the issuance of standby letters of credit; (ii) a $10.0 million subfacility for swingline loans (from Wells Fargo as Swingline Lender); (iii) three-year term loan options that may be drawn in minimum borrowing amounts of $10.0 million, amortizing with equal quarterly installments of principal based on a four-year straight-line amortization schedule and a final maturity of three years from execution of each term loan, including the $35.0 million term loan outstanding under the previous credit agreement; and (iv) the right to increase the revolving credit facility by an amount up to $25.0 million, with a minimum increase of $10.0 million and additional increments of $5.0 million. The primary modifications, as reflected in the Amended Secured Credit Agreement, are:

     >> Borrower Pledge Agreement - the Amended Secured Credit Agreement is secured by First Banks' ownership interest in the capital stock of both The San Francisco Company ("SFC") and Coast Financial Holdings, Inc. ("CFHI"), which was acquired by First Banks on November 30, 2007, and all of the capital stock of First Bank owned by SFC and CFHI;

     >> Financial Covenants - the financial covenants of the Amended Secured Credit Agreement with respect to minimum return on assets, maximum nonperforming assets as a percentage of primary equity capital, and allowance for loan and lease losses as a percentage of nonperforming assets were amended as follows: (a) First Banks will maintain a return on assets not less than 0.70% beginning with the quarter ending September 30, 2008 and each quarter thereafter; (b) First Banks will maintain its nonperforming assets at the end of the quarter at an amount not greater than 25% of primary equity capital for the year ended December 31, 2007, 30% of primary equity capital for the quarters ending March 31, 2008 and June 30, 2008, and 20.0% of primary equity capital for each quarter thereafter; and (c) First Bank shall maintain its allowance for loan and lease losses at the end of each quarter at an amount not less than 70% of nonperforming assets for the year ended December 31, 2007, 60% of nonperforming assets for the quarters ending March 31, 2008 and June 30, 2008, and 100% of nonperforming assets for each quarter thereafter. An additional financial covenant was added to the Amended Secured Credit Agreement with respect to First Banks' minimum net income as follows: First Banks' net income shall be at least $55.0 million for the year ended December 31, 2007, and $3.0 million and $10.0 million for the quarters ending March 31, 2008 and June 30, 2008, respectively. There is no minimum net income requirement for quarters ending after June 30, 2008; and

     >> Termination Date - the Revolving Credit Termination Date of the revolving credit facility was changed from August 7, 2008 to September 1, 2008.



ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

       See Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

          Exhibit Number    Description
          --------------    -----------

               10.1 First Amendment to the Secured Credit Agreement, dated as of February 12, 2008, by and among First Banks, Inc. and Wells Fargo Bank, National Association, as Agent, JP Morgan Chase Bank, N.A., LaSalle Bank National Association, The Northern Trust Company, Union Bank of California, N.A. and Fifth Third Bank (Chicago) - filed herewith.

               10.2 Second Amendment to the Secured Credit Agreement, dated as of February 12, 2008, by and among First
                            Banks, Inc. and Wells Fargo Bank, National Association, as Agent, JP Morgan Chase Bank, N.A., LaSalle Bank National Association, The Northern Trust Company, Union Bank of California, N.A., Fifth Third Bank (Chicago) and U.S. Bank National Association - filed herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FIRST BANKS, INC.



Date:  February 19, 2008                       By: /s/ Terrance M. McCarthy
                                                   -----------------------------
                                                       Terrance M. McCarthy
                                                       President and
                                                       Chief Executive Officer